SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) August 7, 2003



Commission      Registrant; State of Incorporation;           I.R.S. Employer
File Number      Address; and Telephone Number               Identification No.
-----------      -----------------------------               ------------------

333-21011      FIRSTENERGY CORP.                                  34-1843785
               (An Ohio Corporation)
               76 South Main Street
               Akron, Ohio  44308
               Telephone (800)736-3402


1-2323         THE CLEVELAND ELECTRIC ILLUMINATING COMPANY        34-0150020
               (An Ohio Corporation)
               c/o FirstEnergy Corp.
               76 South Main Street
               Akron, OH  44308
               Telephone (800)736-3402


1-3583         THE TOLEDO EDISON COMPANY                          34-4375005
               (An Ohio Corporation) c/o FirstEnergy Corp.
               76 South Main Street
               Akron, OH  44308
               Telephone (800)736-3402

Item 5.  Other Events

         On August 7, 2003, FirstEnergy Corp. issued a press release, filed as an Exhibit to this Form 8-K, regarding a re-audit of the 2000 financial statements for The Cleveland Electric Illuminating Company and The Toledo Edison Company, wholly owned subsidiaries of FirstEnergy Corp.


Item 7.  Exhibits
Exhibit No.                               Description
-----------                               -----------
      99                                  Press Release





                                    SIGNATURE



             Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



August 7, 2003



                                            FIRSTENERGY CORP.
                                            -----------------
                                                Registrant

                                         THE CLEVELAND ELECTRIC
                                         ----------------------
                                         ILLUMINATING COMPANY
                                         --------------------
                                                Registrant

                                        THE TOLEDO EDISON COMPANY
                                        -------------------------
                                                Registrant




                                  -----------------------------------------
                                              Harvey L. Wagner
                                          Vice President, Controller
                                         and Chief Accounting Officer